NET REVENUES	12 Months Ended
Mar. 31, 2014
NET REVENUES
NET REVENUES

(9)      NET REVENUES

The components of net revenues for the years ended March 31, 2012, 2013 and 2014 are as follows:

	Year Ended March 31,
	2012	2013	2014
	RMB	RMB	RMB
Testing services	290,881,289	335,790,689	358,837,352
Test preparation and training solutions	26,996,054	11,343,066	5,949,183
Other revenue	34,208,217	19,541,740	19,881,843
Net revenues	352,085,560	366,675,495	384,668,378

Other revenue includes net revenues from test-based educational services of RMB 12,614,294, RMB 6,778,429 and RMB 3,309,944 for the year ended March 31, 2012, 2013 and 2014, respectively.

Product sales of RMB 788,062, RMB 1,095,370 and RMB 569,579 for the years ended March 31, 2012, 2013 and 2014 are included in other revenue. Other revenue primarily includes test-based educational services, licensing fees from authorized test centers, test development services, test certificate services, and test administration software product sales.